Exhibit 99.1
FOR IMMEDIATE RELEASE
Ultimate Software Reports Q1 2007 Financial Results
Recurring Revenues Up by 35%, Total Revenues Up by 48%, and New ARR of $6 Million
Weston, FL, April 26, 2007 — Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today financial results for its first quarter of 2007. For the quarter ended March 31, 2007, Ultimate Software reported total revenues of $36.5 million, an increase of 48% compared with the first quarter of 2006, and recurring revenues of $19.5 million, a 35% increase over the first quarter of the previous year. GAAP net income for the first quarter of 2007 was $1.3 million, or $0.05 per diluted share, versus a GAAP net loss of $1.1 million, or $(0.05) per diluted share, for the first quarter of 2006. Excluding stock-based compensation and amortization of acquired intangibles, non-GAAP net income for the first quarter of 2007 was $4.1 million, or $0.15 per diluted share, compared to non-GAAP net income for the first quarter of 2006 of $0.5 million, or $0.02 per diluted share.
New annual recurring revenues (ARR) were $6.0 million for the first quarter of 2007. (See Financial Highlights below for definition.)
“Our momentum continued in the first quarter of 2007. We acquired double the number of new customers than in the first quarter of 2006, and two-thirds of them selected Intersourcing,” said Scott Scherr, CEO, president, and founder of Ultimate Software.
Ultimate Software’s financial results teleconference will be held today, April 26, 2007, at 5:00 p.m. Eastern Time, via World Investor Link at http://www.vcall.com/IC/CEPage.asp?ID=115345. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance may be discussed during the teleconference call.
Financial Highlights
•	New ARR attributable to sales during the first quarter of 2007 was $6.0 million. New annual recurring revenues represent the expected one-year value from (i) new Intersourcing sales (including prorated one-time charges); (ii) maintenance revenues related to new license sales; (iii) recurring revenues from new business service providers; and (iv) recurring revenues from additional sales to Ultimate Software’s existing client base.

•	Recurring revenues — consisting of maintenance revenues, Intersourcing revenues from our hosted offering of UltiPro, and subscription revenues from per-employee-per-month fees generated by business service providers — grew by 35% for the first quarter of 2007 compared with the same quarter of 2006. Intersourcing revenues and, to a lesser extent, maintenance revenues were the principal factors in the year-over-year growth in recurring revenues.

•	The combination of cash, cash equivalents, and marketable securities was $31.2 million as of March 31, 2007. In the first quarter of 2007, the Company generated $3.6 million in cash from operations. During the first quarter of 2007, the Company also repurchased 165,600 shares of the Company’s Common Stock for $4.4 million.

•	Days sales outstanding were 64 days at March 31, 2007, representing a reduction of 10 days compared with days sales outstanding at December 31, 2006.
Forward-Looking Statement
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
About Ultimate Software
A leading provider of end-to-end, strategic human resources, payroll and talent management solutions, Ultimate Software markets its award-winning UltiPro products as licensed software and as on-demand services through Intersourcing. Employing approximately 650 professionals who are focused on developing the highest quality products and services, Ultimate Software was identified as a Leader in Forrester Research Inc.’s 2006 U.S. Midmarket HR solutions Wave ranking. Ultimate Software was also named the 2005 Payroll Provider of the Year by the Human Resources Outsourcing Association and ranked #3 on the 2006 Top 25 Best Medium-Sized Companies to Work for in America list by the Great Place to Work Institute. Also in 2006, Ultimate Software won two customer service awards, one from American Business Awards as the Best Customer Service Organization and the other a first-place SSPA STAR Award from Service & Support Professionals Association. Ultimate Software customers represent diverse industries and include such organizations as The Container Store, Elizabeth Arden, The Florida Marlins Baseball Team, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and SkyWest Airlines. More information on Ultimate Software’s products and services can be found at www.ultimatesoftware.com.
UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:	Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months
	Ended March 31,
	2007 (1)	2006 (1)
Revenues:
Recurring	$19,471	$14,439
Services	12,187	8,227
License	4,884	1,986

Total revenues	36,542	24,652

Cost of revenues:
Recurring	5,499	4,112
Services	10,292	6,964
License	409	256

Total cost of revenues	16,200	11,332

Gross Profit	20,342	13,320

Operating expenses:
Sales and marketing	8,783	6,942
Research and development	7,171	5,374
General and administrative	3,447	2,442

Total operating expenses	19,401	14,758

Operating income (loss)	941	(1,438)
Other income (expense):
Interest expense	(47)	(40)
Interest and other income	395	339

Total other income, net	348	299

Income before income tax	1,289	(1,139)
Provision for income tax	(30)	—

Net income (loss)	$1,259	$(1,139)

Net income (loss) per share:
Basic	$0.05	$(0.05)

Diluted	$0.05	$(0.05)

Weighted average shares outstanding:
Basic	24,527	23,709

Diluted	27,383	23,709

Non-GAAP Financial Results (See “Use of Non-GAAP Financial Information”) (1):

Non-GAAP operating income	$3,814	$178
Non-GAAP net income	4,066	477
Non-GAAP net income per share:
Basic	$0.17	$0.02

Diluted	$0.15	$0.02

     (1) Net income for the three months ended March 31, 2007 included stock-based compensation of $2.8 million and amortization of acquired intangibles of $54 thousand, net of income taxes. Net loss for the three months ended March 31, 2006 included stock-based compensation of $1.6 million. For the three months ended March 31, 2006, there was no amortization of acquired intangibles and no income taxes. Stock-based compensation includes expense for stock options and stock awards in accordance with SFAS 123(R).
     The following table sets forth the stock-based compensation expense resulting from share-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months
	Ended March 31,
	2007	2006
Stock-based compensation:
Cost of recurring revenues	$214	$120
Cost of service revenues	600	303
Cost of license revenues	2	3
Sales and marketing	1,201	729
Research and development	365	190
General and administrative	437	271

Total non-cash stock-based compensation expense	$2,819	$1,616

Amortization of acquired intangibles:
General and administrative	$54	$—

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share data)

	As of	As of
	March 31,	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$12,722	$16,734
Accounts receivable, net	25,930	26,575
Short-term investments in marketable securities	17,582	14,247
Prepaid expenses and other current assets	9,891	8,279

Total current assets	66,125	65,835
Property and equipment, net	14,796	13,480
Capitalized software, net	2,468	2,055
Goodwill	2,755	2,734
Long-term investments in marketable securities	884	2,039
Other assets, net	7,862	7,387

Total assets	$94,890	$93,530

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,860	$3,894
Accrued expenses	6,929	9,230
Current portion of deferred revenue	36,964	36,524
Current portion of capital lease obligations	1,620	1,512
Current portion of long-term debt	406	505

Total current liabilities	50,779	51,665
Deferred revenue, net of current portion	6,724	6,445
Deferred rent	2,795	2,788
Capital lease obligations, net of current portion	1,501	1,416
Long-term debt, net of current portion	167	194

Total liabilities	61,966	62,508

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	255	251
Additional paid-in capital	130,164	125,121
Accumulated other comprehensive income	2	1
Accumulated deficit	(82,241)	(83,500)

	48,180	41,873
Treasury Stock, at cost	(15,256)	(10,851)

Total stockholders’ equity	32,924	31,022

Total liabilities and stockholders’ equity	$94,890	$93,530

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Three Months Ended
	March 31,
	2007	2006
Cash flows from operating activities:
Net income (loss)	$1,259	$(1,139)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,660	1,163
Provision for doubtful accounts	324	194
Non-cash stock-based compensation expense	2,819	1,616
Changes in operating assets and liabilities:
Accounts receivable	321	3,454
Prepaid expenses and other current assets	(1,612)	(1,090)
Other assets	(529)	(675)
Accounts payable	966	198
Accrued expenses and other long term liabilities	(2,347)	(1,539)
Deferred revenue	719	999

Net cash provided by operating activities	3,580	3,181

Cash flows from investing activities:
Purchases of marketable securities	(6,245)	(4,917)
Maturities of marketable securities	4,068	4,142
Capitalized software	(395)	(326)
Payments for acquisition	(21)	—
Purchases of property and equipment	(2,267)	(1,850)

Net cash used in investing activities	(4,860)	(2,951)

Cash flows from financing activities:
Repurchases of Common Stock	(4,405)	(999)
Principal payments on capital lease obligations	(455)	(407)
Net repayments under Credit Facility	(126)	(123)
Net proceeds from issuances of Common Stock	2,256	2,267

Net cash (used in) provided by financing activities	(2,730)	738

Effect of foreign currency exchange rate changes on cash	(2)	—
Net (decrease) increase in cash and cash equivalents	(4,012)	968
Cash and cash equivalents, beginning of period	16,734	17,731

Cash and cash equivalents, end of period	$12,722	$18,699

Supplemental disclosure of cash flow information:
Cash paid for interest	$25	$30

Supplemental disclosure of non-cash financing activities:
— The Company entered into capital lease obligations to acquire new equipment totaling $648 and $369 for the three months ended March 31, 2007 and 2006, respectively.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2007	2006
Non-GAAP operating income (loss) reconciliation:
Operating income (loss)	$941	$(1,438)
Operating income (loss) as a % of total revenue	3%	(6)%
Add back:
Non-cash effect of stock-based compensation	2,819	1,616
Non-cash effect of amortization of acquired intangible assets	54	—

Non-GAAP operating income	$3,814	$178

Non-GAAP operating income, as a % of total revenue	10%	1%
Non-GAAP net income (loss) reconciliation:
Net income (loss)	$1,259	$(1,139)
Add back:
Non-cash stock-based compensation	2,819	1,616
Non-cash amortization of acquired intangible assets	54	—
Income taxes	(66)	—

Non-GAAP net income	$4,066	$477

Non-GAAP diluted net income (loss) per share reconciliation:
Net income (loss) per share	$0.05	$(0.05)
Add back:
Non-cash effect of stock-based compensation	0.10	0.07
Non-cash effect of amortization of acquired intangible assets	—	—
Income taxes	—	—
Non-GAAP net income per share	$0.15	$0.02

Basic	24,527	23,709

Diluted	27,383	27,103

Use of Non-GAAP Financial Information
This press release contains non-GAAP financial measures. Ultimate Software believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.
These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which charges are excluded from the non-GAAP financial measures.
To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate Software strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.
Ultimate Software presents the following non-GAAP financial measures in this press release: non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. We exclude the following items from each of these non-GAAP financial measures:
Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consist of expenses for stock options and stock awards that the Company began recording in accordance with SFAS 123(R) during the first quarter of 2006. Stock-based compensation was $2.8 million for the three months ended March 31, 2007 and $1.6 million for the three months ended March 31, 2006. Stock-based compensation expenses are excluded in the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results for future periods with results from past periods. The dilutive effect of all outstanding options is included in the calculation of diluted earnings per share on both a GAAP and a non-GAAP basis.
Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three months ended March 31, 2007, the amortization of acquired intangible assets was $54 thousand. Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.